24(b)(14)(a)

                               POWER OF ATTORNEY

          I, John D. DesPrez III, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint Lynne Patterson, James D. Gallagher, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture)

          Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 30, 2009 and remains in effect until revoked or revised.

SIGNATURE                    TITLE                  DATE
/s/ John D. DesPrez III      Director               November 30, 2009
-----------------------
John D. DesPrez III

                               POWER OF ATTORNEY

          I, Thomas Borshoff, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, James D. Gallagher, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture)

          Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 30, 2009 and remains in effect until revoked or revised.


SIGNATURE                    TITLE                  DATE
/s/ Thomas Borshoff          Director               November 30, 2009
--------------------------
Thomas Borshoff

                               POWER OF ATTORNEY

          I, James R. Boyle, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, James D. Gallagher, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture)

          Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 30, 2009 and remains in effect until revoked or revised.

SIGNATURE                    TITLE                  DATE
/s/ James R. Boyle           Director               November 30, 2009
---------------------------
James R. Boyle

                               POWER OF ATTORNEY

          I, Ruth Ann Fleming, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, James D. Gallagher, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture)

          Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 30, 2009 and remains in effect until revoked or revised.

SIGNATURE                    TITLE                  DATE
/s/ Ruth Ann Fleming         Director               November 30, 2009
---------------------------
Ruth Ann Fleming

                               POWER OF ATTORNEY

          I, James D. Gallagher, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture)

          Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 30, 2009 and remains in effect until revoked or revised.

SIGNATURE                    TITLE                  DATE
/s/ James D. Gallagher       Director               November 30, 2009
---------------------------
James D. Gallagher

                               POWER OF ATTORNEY

          I, Scott S. Hartz, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, James D. Gallagher, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture)

          Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 30, 2009 and remains in effect until revoked or revised.

SIGNATURE                    TITLE                  DATE
/s/ Scott S. Hartz           Director               November 30, 2009
---------------------------
Scott S. Hartz

                               POWER OF ATTORNEY


          I, Bradford J. Race, Jr., in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, James D. Gallagher, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture)

          Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 30, 2009 and remains in effect until revoked or revised.

SIGNATURE                    TITLE                  DATE
/s/ Bradford J. Race, Jr.    Director               November 30, 2009
---------------------------
Bradford J. Race, Jr.

                               POWER OF ATTORNEY

          I, Rex Schlaybaugh, Jr., in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, James D. Gallagher, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture)

          Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 30, 2009 and remains in effect until revoked or revised.

SIGNATURE                    TITLE                  DATE
/s/ Rex Schlaybaugh, Jr.     Director               12/2/09
---------------------------
Rex Schlaybaugh, Jr.

                               POWER OF ATTORNEY

          I, John G. Vrysen, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, James D. Gallagher, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture)

          Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

          This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective November 30, 2009 and remains in effect until revoked or revised.

SIGNATURE                    TITLE                  DATE
/s/ John G. Vrysen           Director               November 30, 2009
---------------------------
John G. Vrysen